Exhibit 10.2

FIRST AMENDMENT

TO

AIRCRAFT DRY LEASE

Effective as of September 1, 2014, Intrepid Production Holdings LLC (“Lessor”), and Intrepid Potash, Inc. (“Lessee”) enter into this First Amendment to Aircraft Dry Lease (this “Amendment”).  This Amendment amends the Aircraft Dry Lease, dated January 9, 2009, between Lessor and Lessee (the “Agreement”).

The parties agree to amend the Agreement as follows:

1.              Section One LEASE OF AIRCRAFT of the Agreement is amended as follows.  The first sentence shall be deleted in its entirety and replaced with the following:

For $6,235 per flight hour, Lessor agrees to lease the Aircraft to Lessee.

2.              All other provisions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

LESSOR

Intrepid Production Holdings LLC

By:	Intrepid Production Corporation
Its:	Member

	By:	/s/ Robert P. Jornayvaz III	8/12/14
Robert P. Jornayvaz III
President

LESSEE

Intrepid Potash, Inc.

By:	/s/ Martin D. Litt		8/13/14
Martin D. Litt
Executive Vice President, General Counsel and Secretary